Exhibit 99.1

CERTIFICATIONS PURSUANT TO

18 USC 1350 AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Semtech Corporation (the “Company”) on Form 10-Q for the period ended April 27, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John D. Poe, Chief Executive Officer of the Company, hereby certify pursuant to 18 USC 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 10, 2003

/s/ JOHN D. POE
John D. Poe Chief Executive Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Semtech Corporation and will be retained by Semtech Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

In connection with the Quarterly Report of Semtech Corporation (the “Company”) on Form 10-Q for the period ended April 27, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David G. Franz, Jr., Chief Financial Officer of the Company, hereby certify pursuant to 18 USC 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 10, 2002

/s/ DAVID G. FRANZ, JR.
David G. Franz, Jr. Chief Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Semtech Corporation and will be retained by Semtech Corporation and furnished to the Securities and Exchange Commission or its staff upon request.